MINERAL PROPERTIES (Narrative) (Details)	12 Months Ended
Dec. 31, 2016
Joint Venture Option Agreements, Description	The Company has negotiated joint venture option agreements with two local Turkish entities. The first option agreement was signed with the first local partner for a 50% share of three permits in the Boyabat area in northern Turkey and a second option agreement was signed with a second local partner for a 50% interest in three additional permits in the Boyabat area in northern Turkey.